UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) August 12, 2002





                          MIDWEST GRAIN PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


           KANSAS                   0-17196               48-0531200
(State or other jurisdiction of   (Commission  (IRS Employer Identification No.)
        incorporation)             File Number)


                                1300 Main Street
                                     Box 130
                             Atchison, Kansas 66002
               (Address of principal executive offices) (Zip Code)




                                 (913) 367-1480
              (Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS.

Exhibits:

99.1     August 12, 2002- Press Release

ITEM 9. REGULATION FD DISCLOSURE.

Attached as Exhibit 99.1 and incorporated into this Item 9 by reference, is a press release which was issued on August 12, 2002 by Midwest Grain Products, Inc., announcing fourth quarter operating results for fiscal year 2002.

As we announced on August 7, 2002, president and chief executive officer Ladd Seaberg will host a conference call to discuss fiscal 2002 forth quarter results and certain forward-looking information at 10:00 a.m. CST on Tuesday, August 13, 2002. Internet access to the call will be available through Midwest Grain Products' web site www.midwestgrain.com. The call can also be accessed by phone at (888) 417-2310 before 9:55 a.m. CST. Media and individuals will be in a listen-only mode, and participants are requested to log in a few minutes early.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              MIDWEST GRAIN PRODUCTS, INC.


Date: August 12, 2002         By: /s/ Robert G. Booe
                                      Robert G. Booe
                                      Vice President and Chief Financial Officer